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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 18, 1995, appearing on page S-5 of LSI Industries Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                                            PRICE WATERHOUSE LLP

Cincinnati, Ohio
July 14, 1997